November 27, 2012

ROCHDALE INVESTMENT TRUST

Rochdale Large Growth Portfolio
Rochdale Large Value Portfolio

Supplement dated November 27, 2012 to
Prospectus and Statement of Additional Information (“SAI”)
dated April 13, 2012, as amended

Rochdale Investment Management LLC (“RIM”), the advisor to the Rochdale Large Growth Portfolio and the Rochdale Large Value Portfolio (the “Portfolios”), has recommended, and the Board of Trustees of the Rochdale Investment Trust has approved, the liquidation of the Portfolios.  The Portfolios were closed on November 27, 2012.

All references to the Rochdale Large Growth Portfolio and the Rochdale Large Value Portfolio are hereby deleted from the Prospectus and SAI.

Please retain this Supplement with the Prospectus and SAI.